Celanese Corporation Q4 Earnings Release 1 ... Conference Call / Webcast Wednesday, February 1, 2017 12:00 p.m. Eastern Time Celanese Q4 & FY 2016 Earnings Mark Rohr, Chairman and Chief Executive Officer Chris Jensen, SVP Finance and Chief Financial Officer Exhibit 99.3

Celanese Corporation Q4 Earnings Release 2 ... Important Information Forward-Looking Statements This presentation contains "forward-looking statements," which include information concerning the company's plans, objectives, goals, strategies, future revenues or performance, capital expenditures, financing needs and other information that is not historical information. All forward-looking statements are based upon current expectations and beliefs and various assumptions, including the announced stock purchase transaction. There can be no assurance that the company will realize these expectations or that these beliefs will prove correct. There are a number of risks and uncertainties that could cause actual results to differ materially from the results expressed or implied in the forward-looking statements contained in this presentation, including with respect to the acquisitions. These risks and uncertainties include, among other things: changes in general economic, business, political and regulatory conditions in the countries or regions in which we operate; the length and depth of product and industry business cycles, particularly in the automotive, electrical, textiles, electronics and construction industries; changes in the price and availability of raw materials, particularly changes in the demand for, supply of, and market prices of ethylene, methanol, natural gas, wood pulp and fuel oil and the prices for electricity and other energy sources; the ability to pass increases in raw material prices on to customers or otherwise improve margins through price increases; the ability to maintain plant utilization rates and to implement planned capacity additions and expansions; the ability to reduce or maintain their current levels of production costs and to improve productivity by implementing technological improvements to existing plants; increased price competition and the introduction of competing products by other companies; market acceptance of our technology; the ability to obtain governmental approvals and to construct facilities on terms and schedules acceptable to the company; changes in the degree of intellectual property and other legal protection afforded to our products or technologies, or the theft of such intellectual property; compliance and other costs and potential disruption or interruption of production or operations due to accidents, interruptions in sources of raw materials, cyber security incidents, terrorism or political unrest or other unforeseen events or delays in construction or operation of facilities, including as a result of geopolitical conditions, the occurrence of acts of war or terrorist incidents or as a result of weather or natural disasters; potential liability for remedial actions and increased costs under existing or future environmental regulations, including those relating to climate change; potential liability resulting from pending or future litigation, or from changes in the laws, regulations or policies of governments or other governmental activities in the countries in which we operate; changes in currency exchange rates and interest rates; our level of indebtedness, which could diminish our ability to raise additional capital to fund operations or limit our ability to react to changes in the economy or the chemicals industry; and various other factors discussed from time to time in the company's filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it is made, and the company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. Results Unaudited The results in this document, together with the adjustments made to present the results on a comparable basis, have not been audited and are based on internal financial data furnished to management. Quarterly results should not be taken as an indication of the results of operations to be reported for any subsequent period or for the full fiscal year. Presentation This document presents the Company's business segments in two subtotals, reflecting our two cores, the Acetyl Chain and Materials Solutions, based on similarities among customers, business models and technical processes. As described in the Company's annual report on Form 10-K and quarterly reports on Form 10-Q, the Acetyl Chain includes the Company's Acetyl Intermediates segment and the Industrial Specialties segment. Materials Solutions includes the Company's Advanced Engineered Materials segment and the Consumer Specialties segment. Non-GAAP Financial Measures This presentation, and statements made in connection with this presentation, refer to non-GAAP financial measures. For more information on the non-GAAP financial measures used by the Company, including the most directly comparable GAAP financial measure for each non-GAAP financial measures used, including definitions and reconciliations of the differences between such non-GAAP financial measures and the comparable GAAP financial measures, please refer to the Non-US GAAP Financial Measures and Supplemental Information document available on our website, www.celanese.com, under Investor Relations/Financial Information/Non-GAAP Financial Measures.

Q4 2016 Recent Highlights

Celanese
The chemistry inside innovation™

- On February 1, 2017, signed a definitive agreement for **Celanese to acquire the nylon compounding division of Nilit Group**. Celanese will acquire Nilit Plastics' nylon compounding product portfolio as well as customer agreements and manufacturing, technology and commercial facilities.
- On December 1, 2016, **completed the transaction to acquire the Forli, Italy based SO.F.TER. Group**, one of the world's largest independent thermoplastics compounders.
- Accelerated the launch of 389 projects in the fourth quarter, an all time record, for a total of **1,385 new projects commercialized in 2016** in Advanced Engineered Materials. The growing success of the opportunity pipeline demonstrates the efficiency and rigor of solving unique customer needs.
- **Earned top plastics and automotive industry recognition at the Society of Plastics Engineers'** 46th Annual Automotive Division Innovation Awards Gala in Detroit, Michigan. Celanese won in two categories, Safety and Body Exterior, as the materials supplier for award-winning components of the all-new 2017 Ford Super Duty Pickup.

Celanese Corporation Q4 Earnings Release 3

AEM evolution

Celanese
The chemistry inside innovation™



Differentiated model enables
Step 1: April 2015 Differentiated Model Implementation
Step 2: Organic Platform Extensions
Step 3: Organic Platform Expansions
Step 4: Programs Realigned to Revealed Market Pull
Step 5: Inorganic Platform Expansions (SO.F.TER., Nilit Plastics)
Step 6: Next Project System Step-up
Many more steps
2015: 1,000 launches[1]
2016: 1,385 launches
2017F: 1,900+ launches
2014
$329 Million
Adjusted EBIT[2]
2015
$397 Million
Adjusted EBIT[2]
2016
$479 Million
Adjusted EBIT[2]
2017F
Incremental $0.35-$0.45 adjusted earnings per share
Significant Enterprise Value Creation

Number of projects commercialized is the key marker of our success

[1]Launches refers to projects commercialized (received initial purchase order) in the year through the engineered materials pipeline. [2]Adjusted EBIT refers to AEM.

Celanese Corporation Q4 Earnings Release 4

Nilit Plastics' has a full range of nylon products & capabilities

Celanese
The chemistry inside innovation™

Nilit Plastics' Production Sites


Wehr, Germany
Utzenfeld, Germany
Rho, Italy
Suzhou, China

Brands

- FRIANYL® FLAME RETARDANT COMPOUNDS
- FRIANYL® XT FLAME RETARDANT PPA COMPOUNDS
- NILAMID® ENGINEERING COMPOUNDS
- NILAMID® SPECIALTY COMPOUNDS
- NILAMID® XS PARTIALLY AROMATIC POLYAMIDE COMPOUNDS
- NILAMID® XT PPA COMPOUNDS
- ECOMID® RECYCLED COMPOUNDS

Major End Markets & Capabilities



- Broad UL[1] specifications
- Electrostatic dissipation



- Hydrolysis resistant
- Wide range of colors
- Impact modified



- Food & water contact compliant
- Electrical conductivity
- Low wear & friction applications

Highly specified business with broad range of applications

[1]UL is a registered trademark of UL, LLC

Celanese Corporation Q4 Earnings Release 5

Celanese Corporation Q4 Earnings Release 6 ... AEM portfolio further enhanced by Nilit nylon additions Celanese has one of the broadest portfolios in the industry

Celanese Corporation Q4 Earnings Release 7 ... Opportunity pipeline examples • Enabled customer to launch a lightweight, long lasting, aesthetically pleasing disposable razor • Celanese high flow polymer enables a thin walled design while still maintaining stiffness and strength • Commercialized flexible cooling tube for use in electric vehicles • Celanese polymer provides excellent mechanical properties, chemical resistance and a very broad temperature profile • Enables weight reduction and enhanced durability for battery life Coolant Tube for an Electric Vehicle Innovative Razor

Celanese Corporation Q4 Earnings Release 8 ... Factors Affecting Net Sales Changes FY YoY 4% 2% 0% -2% -4% -6% -8% -10% Volume Price CurrencyOther Total Net sales (in millions) 2016 Performance $6,000 $4,000 $2,000 $0 30% 20% 10% 0% FY 2015 FY 2016 21.8% 23.7% $5,674 $5,389 Celanese Corporation 2016 Highlights • Record adjusted earnings per share • Highest ever adjusted EBIT margin • Second highest operating cash flow of $893 million • Record free cash flow of $923 million excluding $300 million of voluntary pension deleveraging 1FY YoY represents 2016 compared to 2015 GAAP Diluted EPS Adjusted EPS FY 2016 $6.19 $6.61 FY 2015 $2.01 $6.02 Total segment income margin 1

Celanese Corporation Q4 Earnings Release 9 ... FY YoY 10% 8% 6% 4% 2% 0% -2% -4% -6% Volume Price Currency Other Total FY YoY Core income highlights • Record adjusted EBIT in Materials Solutions driven by volume growth and productivity that more than offset decline in tow pricing and lower equity earnings from strategic affiliates • Volume growth in engineered materials1 was due to success of the opportunity pipeline; launched 1,385 new projects in 2016 • Equity earnings were $28 million lower as decline in MTBE pricing impacted Ibn Sina and more than offset higher earnings from Korea Engineered Plastics and Polyplastics • Tow pricing was lower primarily due to lower industry utilization rates outside of China Net sales (in millions) Materials Solutions 2016 results 2016 Performance Factors Affecting Net Sales Changes $2,500 $2,000 $1,500 $1,000 $500 $0 40% 30% 20% 10% 0% FY 2015 FY 2016 35.2% 37.8% $2,295 $2,373 Total core income margin 1Engineered materials excludes equity earnings from strategic affiliates included in Advanced Engineered Materials.

Celanese Corporation Q4 Earnings Release 10 ... Factors Affecting Net Sales Changes FY YoY 4% 2% 0% -2% -4% -6% -8% -10% -12% Volume Price Currency Other Total Acetyl Chain 2016 results 2016 Performance Net sales (in millions) Total core income margin $4,000 $3,000 $2,000 $1,000 $0 20% 16% 12% 8% 4% 0% FY 2015 FY 2016 14.2% 14.5% $3,503 $3,132 FY YoY Core income highlights • Core margin grew despite pricing pressures and reduced demand by effectively leveraging low cost facilities in the U.S. Gulf Coast and Singapore • Pricing was lower for acetyls products primarily due to lower methanol pricing for most of the year which offset gains from productivity

Celanese Corporation Q4 Earnings Release 11 ... Factors Affecting Net Sales Changes QoQ Quarter YoY 4% 2% 0% -2% -4% -6% Volume Price Currency Other Total Net sales (in millions) Q4 Performance $1,200 $600 $0 30% 20% 10% 0% Q4 2015 Q3 2016 Q4 2016 19.2% 24.1% 22.0% $1,334 $1,323 $1,311 Celanese Corporation Q4 2016 Highlights • Adjusted EPS of $1.52, a fourth quarter record • Adjusted EBIT of $289 million and adjusted EBIT margin at 22.0%, both fourth quarter records 1QoQ represents Q4 2016 compared to Q3 2016; 2Quarter YoY represents Q4 2016 compared to Q4 2015 Adjusted EPS GAAP Diluted EPS Adjusted EPS Q4 2016 $1.12 $1.52 Q3 2016 $1.83 $1.67 Q4 2015 $(2.03) $1.25 Total segment income margin 1 2

Celanese Corporation Q4 Earnings Release 12 ... YoY Core income highlights • Volume growth driven by engineered materials opportunity pipeline and China which offset fourth quarter seasonality • Pricing declined primarily in tow due to lower industry utilization rate outside of China; pricing decline more than offset by productivity and lower raw material costs Net sales (in millions) Materials Solutions Q4 results Q4 Performance Factors Affecting Net Sales Changes $600 $450 $300 $150 $0 50% 40% 30% 20% 10% 0% Q4 2015 Q3 2016 Q4 2016 34.8% 38.1% 38.5% $557 $590 $589 Total core income margin QoQ Quarter YoY 15% 10% 5% 0% -5% -10% Volume Price Currency Other Total QoQ Core income highlights • Success of opportunity pipeline and growth in China offset fourth quarter seasonality • Pricing was lower mainly in engineered materials due to regional mix

Celanese Corporation Q4 Earnings Release 13 ... Acetyl Chain Q4 results Q4 Performance Factors Affecting Net Sales Changes QoQ Core income highlights • Increase in raw material costs and lower volume more than offset higher acid pricing • Acid pricing was higher driven by methanol pricing • Volume was lower primarily due to normal seasonality in emulsion polymers Net sales (in millions) Total core income margin $1,000 $800 $600 $400 $200 $0 16% 12% 8% 4% 0% Q4 2015 Q3 2016 Q4 2016 10.1% 14.3% 11.5% $812 $763 $749 YoY Core income highlights • Productivity and lower raw material costs more than offset pricing and volume decline • Pricing was lower in VAM due to low industry utilization and in emulsion polymers due to lower VAM pricing • Volume was lower in VAM in Europe and due to weak demand for EVA polymers QoQ Quarter YoY 4% 2% 0% -2% -4% -6% -8% -10% Volume Price Currency Other Total

Celanese Corporation Q4 Earnings Release 14 ... Strong Cash Flow Generation • Record free cash flow of $923 million excluding $300 million of voluntary pension deleveraging • Expect slight decline in free cash flow in 2017 • Ended 2016 with ~$600 million of cash • Net capex of $246 million in 2016; expect 2017 to be in the $250-$300 million range Free Cash Flow (in millions, except percentages) Cash flow from operations Free cash flow (FCF) FCF as % of net sales $1,000 $800 $600 $400 $200 $0 12% 10% 8% 6% 4% 2% 0% 2014 2015 2016 $962 $862 $893 $548 $556 $6238.1% 9.8% 11.6% Continue to create value through our balance sheet

Celanese Corporation Q4 Earnings Release 15 ... Dividend* Payout and Share Repurchases Dividend Share Repurchases $800 $700 $600 $500 $400 $300 $200 $100 $0 2012 2013 2014 2015 2016 $88 $247 $394 $594 $701 Returning Cash to Shareholders Full Year 2016 Share Repurchases • Deployed $500 million to repurchase ~7.0 million shares; reduced share count by 4.8% • ~$500 million remaining share repurchase authorization as of December 31, 2016 Dividend • Increased dividend per share by 20 percent • Paid $201 million in dividends *Based on dividends paid on common stock (in millions) $3.0 billion returned to shareholders since 2007 via dividends and share repurchases